EXHIBIT 10.6B

FIRST AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 6, 2007, by and between THE ACTIVE NETWORK, INC., a Delaware corporation (“Borrower”), and ESCALATE CAPITAL I, L.P., a Delaware limited partnership (“Escalate”), GOLD HILL VENTURE LENDING 03. LP (“Gold Hill” and, collectively with Escalate, the “Lenders”) and Escalate in its capacity as agent, “Agent”

RECITALS

Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of March 22, 2007, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 1.2(c) of the Agreement is hereby amended and restated in its entirety to read as follows, effective as of March 22, 2007:

“(c) PIK Interest. In addition to accrued and unpaid interest as provided above, payment-in-kind interest (“PIK Interest”) will be added to the outstanding principal amount of the Advances at a per annum rate of interest equal to 3.15%, compounded monthly, and will be payable upon the earlier of (i) the Maturity Date, or (ii) earlier repayment of the Loan.”

2. No course of dealing on the part of Agent, Lenders or their officers, nor any failure or delay in the exercise of any right by Agent or Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent and Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent and Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent and Lenders.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, except to the extent such Representations and Warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Agent and Lenders shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable expenses incurred by Agent through the date of this Amendment, which may be debited from any of Borrower’s accounts in accordance with the terms of the Agreement; and

(c) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:		LENDERS:

THE ACTIVE NETWORK, INC.		ESCALATE CAPITAL I, L.P., a Delaware limited partnership

By:	/s/ Norman Dowling	By:	Escalate Capital Management I,
Name:	Norman Dowling		its general partner
Title:	CFO
		By:	EC Management I, L.P.,
a general partner

AGENT:		By:	Escalate Capital Management Co., LLC,
its general partner
ESCALATE CAPITAL I, L.P.,
a Delaware limited partnership		By:	/s/ Ross Cockrell
		Name:	Ross Cockrell
By:	Escalate Capital Management I,	Title:	Member
its general partner

By:	EC Management I, L.P.,
	a general partner	GOLD HILL VENTURE LENDING 03, LP

By:	Escalate Capital management Co., LLC,	By:	Gold Hill Venture Lending Partners 03, LLC
	its general partner	Its:	General Partner

By:	/s/ Ross Cockrell	By:	/s/ Tim Waterson
Name:	Ross Cockrell	Name:	Tim Waterson
Title:	Member	Title:	Partner Gold Hill Capital

[Signature Page to First Amendment to Loan & Security Agreement]